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Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in the Registration Statement on Form S-3, Amendment No. 3 (No. 333-50308) of ImaginOn, Inc. of our report dated January 31, 2001, except for Note 12, as to which the date is February 26, 2001, which appears on page F-1 of this annual report on Form 10-KSB for the year ended December 31, 2000.



GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
April 2, 2001